Exhibit 10.43

FIRST AMENDMENT TO LEASE

This First Amendment to Lease (“Amendment”), made and entered into as of the 10 date of January, 2013, by and between Paragon Centre Holdings, LLC, a Kentucky limited liability company (“Landlord”) and Texas Roadhouse Holdings LLC, a Kentucky limited liability company (“Tenant”);

WITNESSETH THAT:

WHEREAS, Landlord and Tenant entered into that certain Lease dated December 11, 2012 (“Lease”), for Suites 140 and 150 in One  Paragon Centre, 6060 Dutchmans Lane, Louisville, Kentucky, for a total of 3,424 square feet of rentable space (“Premises”);

WHEREAS, Landlord and Tenant desire to amend certain terms and conditions of the Lease and evidence their agreements and other matters by means of this Amendment;

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the Lease is hereby amended and the parties hereby agree as follows:

1.

Under Article 1, Basic Lease Provisions, Building shall be defined to mean the approximately 62,148 square foot structure situated upon the Land (hereinafter defined) commonly known as One Paragon Centre located at 6060 Dutchmans Lane, Louisville, Jefferson County, Kentucky 40205, as the same currently exists or as it may from time to time hereafter be expanded or modified.

2.

Under Exhibit C, section 1(a) shall be amended to state, “Tenant shall provide notice of its intention to exercise any available Extension Option no later than nine (9) months prior to the end of the current Term.”

3.	All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Lease.

4.	This Amendment shall not be valid and binding on Landlord and Tenant unless and until it has been completely executed by and delivered to both parties.

EXCEPT AS expressly amended and modified hereby, the Lease shall otherwise remain in full force and effect, the parties hereto hereby ratifying and confirming the same. To the extent of any inconsistency between the Lease and this Amendment, the terms of this Amendment shall control as to the subject matter covered herein.

IN WITNESS WHEREOF, the undersigned parties have duly executed this Amendment as of the date and year first above written.

LANDLORD:		TENANT:
PARAGON CENTRE HOLDINGS, LLC		TEXAS ROADHOUSE
A Kentucky limited liability company		HOLDINGS LLC
a Kentucky limited liability company
By: By: Texas Roadhouse, Inc., a Delaware corporation, its Manager
By:	/s/ David W. Nicklies
	David W. Nicklies, Manager	By:	/s/ Russell Arbuckle
		Title:	Director of Real Estate